SUPPLEMENT DATED AUGUST 31, 2012

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2012

On September 4, 2012, the following changes will become effective to the Income and Equity Funds prospectus.

1.  Under the section titled "A. Rights of Accumulation and Letters or Statements of Intent.", the following paragraph is added after the first full paragraph on page 94:

Moreover, subject to the conditions described above, you may also receive credit for ROA and LOI purposes for shares owned through a fee-based account under a program sponsored or maintained by a financial intermediary.  Such shares will be valued at the current net asset value for ROA and LOI purposes.

2.  Under the section titled “Class A Shares May be Purchased Without a Sales Charge:”, the following numbered paragraph is added before the first full paragraph on page 96:

17.  When Class A shares are purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.

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Please retain this Supplement for future reference.

IEP0812